THOMSON REUTERS EDITED TRANSCRIPT Q3 2018 Abercrombie & Fitch Co Earnings Call EVENT DATE/TIME: NOVEMBER 29, 2018 / 1:30PM GMT THOMSON REUTERS | Contact Us 1 ©2018 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

NOVEMBER 29, 2018 / 1:30PM GMT, Q3 2018 Abercrombie & Fitch Co Earnings Call CORPORATE PARTICIPANTS Fran Horowitz Abercrombie & Fitch Co. - CEO & Director Joanne C. Crevoiserat Abercrombie & Fitch Co. - Executive VP & COO Scott D. Lipesky Abercrombie & Fitch Co. - Senior VP & CFO CONFERENCE CALL PARTICIPANTS David Buckley Janet Joseph Kloppenburg JJK Research Associates, Inc. - President Julie J. Kim Nomura Securities Co. Ltd., Research Division - Retail Analyst Kate Bridget Fitzsimons RBC Capital Markets, LLC, Research Division - Associate VP Mark R. Altschwager Robert W. Baird & Co. Incorporated, Research Division - Senior Research Analyst Omar Regis Saad Evercore ISI Institutional Equities, Research Division - Senior MD and Head of Softlines, Luxury & Department Stores Team Paul Lawrence Lejuez Citigroup Inc, Research Division - MD and Senior Analyst Susan Kay Anderson B. Riley FBR, Inc., Research Division - Analyst Tiffany Ann Kanaga Deutsche Bank AG, Research Division - Research Associate PRESENTATION Operator Good day, everyone. Welcome to the Abercrombie & Fitch Third Quarter Fiscal Year 2018 Earnings Call. Today's conference is being recorded. (Operator Instructions) At this time, I'd like to turn the conference over to Scott Lipesky. Mr. Lipesky, please go ahead. Scott D. Lipesky Abercrombie & Fitch Co. - Senior VP & CFO Thank you. Good morning, and welcome to our fiscal third quarter 2018 earnings call. Joining me today on the call are Fran Horowitz, Chief Executive Officer; and Joanne Crevoiserat, Chief Operating Officer. Earlier this morning, we issued our third quarter earnings release, which is available on our website at corporate.abercrombie.com under the Investors section. Also available on our website is an investor presentation, which we will be referring to on our comments. Before we begin, I would like to remind you that any forward-looking statements we may make today are subject to the safe harbor statement found on our SEC filings. In addition, we will be referring to certain non-GAAP financial measures during the call. Additional details and a reconciliation of GAAP to adjusted non-GAAP financial measures are included in the release issued earlier this morning. Also due to the calendar shift resulting from the 53rd week in fiscal 2017, third quarter comp sales are compared to the 13-week period ended November 4, 2017. With that, I will turn the call over to Fran. Fran Horowitz Abercrombie & Fitch Co. - CEO & Director Thanks, Scott. Good morning, everyone, and thank you for joining us today. We are pleased with our third quarter performance. We delivered another quarter of comparable sales growth across brands and improved net income, building on our strong U.S. business, while making progress with our ongoing transformation initiatives. Our focus on the consistent execution of our playbook, keeping the customer at the center of everything we do, continues to pay off. This marks our fifth consecutive quarter of comp sales growth for the company, the eighth quarter in a row of positive comps for Hollister and the fourth for Abercrombie. This also marks the first time in nearly 7 years the company has delivered positive comps on top of positive comps. I'm pleased to report this momentum has carried into the fourth quarter. We saw a solid start to the holiday season in November with strong double-digit growth on Singles Day on Tmall and a record performance of the peak holiday period from Thanksgiving Day THOMSON REUTERS | Contact Us 2 ©2018 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

NOVEMBER 29, 2018 / 1:30PM GMT, Q3 2018 Abercrombie & Fitch Co Earnings Call through Cyber Monday. We remain on track to achieve top line growth, gross profit rate expansion and operating expense leverage for the full year. In addition to our Q3 results, this morning, we announced an important organizational changes. I am pleased to report we've appointed Hollister Brand President, Kristin Scott, to the newly established role of President, Global Brands. Kristin will be responsible for driving the growth of all the company's brands globally reporting to me. We also announced that we've eliminated the individual Brand President, and Stacia Andersen, Brand President of Abercrombie & Fitch and abercrombie kids, will be leaving the company. I am grateful to Stacia for the many valuable contributions she had made to stabilizing -- the Abercrombie brand. As part this organizational change, we've also combined the leadership of planning and inventory management into a cross-brand role reporting to Kristin, with the aim of driving greater agility, consistency and efficiency across the global business. This change follows a streamlining of our stores management and operations organization and several senior appointments in merchandising, marketing and design that we made earlier this year. Core customer-facing functions, including marketing and product development, will remain in branded structures to ensure continuing closeness to each brand customer and will report to Kristin. With strong foundations in place across our brands, our playbooks working and a solid start to the holiday season, these organizational changes are part of the continuing transformation of our business to support our longer-term global growth ambition. Since joining the company as Brand President of Hollister in 2016, Kristin has refined and driven consistent execution of Hollister's ambitious business objective. Her excessive focus on the customer has been a critical factor in Hollister's growth and success, and I'm excited for her to take on this new role. Turning to the performance of our brands. We continue to focus our execution on aligning product, voice and experience in order to drive traffic and conversion across channels. Starting with Hollister's performance. We delivered a 4% comp on top of an 8% comp last year with growth across genders and channels. From a product perspective, we're getting faster and closer to our customer, which allows us to remain highly responsive to fashion trends and the growing demand for wear now products. Across genders, we saw a strong trend in bottoms with record third quarter sales in guy's denim, and in girls an increase in demand for wear now soft dressing. Outerwear has performed well across genders, and the transition to colder weather drove an improvement in categories, like fleece. Turning to Gilly Hicks. The team's focus on fit, sizing and assortment with our back-to-school set received a strong response from the quarter, and we're excited about the potential we see for Gilly going forward. Secondly, Hollister's marketing continues to be industry standout. Most recently, we won a Billboard Live Music Award for a collaboration with Khalid, which also supports our multiyear anti-bullying initiative. Our integrated approach is really hitting its stride now. Through our expanding High School Ambassador program to The H Collective and our High School Nation concert program, we remain close to our core customer and well positioned to understanding evolving trends, preferences and the issues they care about most. Our physical stores continue to be an important part of our overall brand experience, with our new and remodeled Hollister stores driving strong customer engagement. This includes our ongoing investment in new Gilly Hicks Space with side-by-side and carve-outs. As shown in our investor presentation on Slide 24, this is a side-by-side we just opened in Vienna, Austria. Moving on to Abercrombie. We are encouraged by the brand's progress. As we continue to apply our customer-centric playbook, stabilizing and improving the brand's performance, Abercrombie delivered an increase of 1% in comp sales for the quarter, marking its THOMSON REUTERS | Contact Us 3 ©2018 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

NOVEMBER 29, 2018 / 1:30PM GMT, Q3 2018 Abercrombie & Fitch Co Earnings Call fourth consecutive quarter of positive comp sales. From a product perspective, we are leveraging our closeness to the customers to better react to product trends. For Abercrombie, we see a growing demand for fashion items, and we are focused on continual improvement of our agile supply chain to support more speed. Based on our early reads, we were able to add depth in key fashion items and saw a good response in jumpsuits, rompers and fashion denim. We saw strength in bottoms throughout Q3, with skirts and shorts performing well, given the prolonged warm weather into fall. As we move into our holiday set in October, we've leveraged the early fall insights to further the store to certain fashion items in sherpa, velvet and taping. On the marketing front, we are ramping up integrated marketing activities, leveraging authentic user-generated content in the places our digitally native customers spend their time. Our recent Ultra coat launch is a great example of our integrated marketing and action. As illustrated on Slide 22 of our presentation, you can see our giant Ultra coats that were worn around Manhattan and featured heavily on social. The launch event and marketing campaign resulted in more than 190 million impressions across paid, earned and shared media. And the Ultra collection has delivered one of our top-performing outerwear styles this season in both men's and women's. From an experience perspective in A&F, we are creating engaging new environments with the latest in our first mall-based prototype in Europe and our kids prototype, which just opened here in Columbus. In the appendix in the investor presentation, you'll see images of both. Kids also had another strong quarter across genders and categories, and we're excited to announce our collaboration with TV personality and E Network presenter, Giuliana Rancic and her son, Duke, with an Everybody Collection capsule launch planned for the spring. Turning to our regional performance across brands. The U.S. continues to deliver solid comp sales growth with positive comparable sales of 6% on top of 6% last year. In our International business, we saw sequential comp trend improvement in Europe across the brands, as weather cooled moving through the quarter. As I just mentioned, we opened our first European mall-based prototype store in Manchester. We're pleased with its early performance and its already demonstrating how our physical stores act as a gateway to the brand, driving incremental digital sales. We look forward to an additional opening next month in the MyZeil Shopping Center in Frankfurt. We continue to adapt and apply the learnings of our playbook to the European and Asian markets. As in the U.S., we believe the key to success is having a possessive focus on the customer. We're getting closer to our local customer in each of our international markets, leveraging our growing loyalty program data, building on our local infrastructure and developing our teams and processing to ensure timely, market-specific insights that can be used to better inform for localized planning, merchandising and marketing. Turning to our transformation efforts. We're making good progress on the 4 initiatives we outlined at our investor day in April, while delivering top line improvement in transforming while growing phase. These initiatives are on Slide 4 of the presentation. Our first initiative is optimization of our store's network. As we continue to deliver engaging new store experiences in both a physical design and technology integration perspective, in the third quarter, we delivered 28 new store experiences for our customers, including 11 new stores, 5 right sizes and 12 remodels. Based on a combination of improved performance and better lease terms, we now expect to close up to a total of 40 stores in 2018, a third fewer than originally expected. At the same time, we remain focused on rightsizing our store fleet and driving store productivity. This is a journey we have been on for some time now. By the end of 2018, we will have closed more than 450 stores since 2010, with approximately 60% of our U.S. leases coming due for renewal by the end of fiscal 2020. We have a great deal of flexibility in how best to optimize our stores network, included -- including to remodels and rightsizes foreclosures. THOMSON REUTERS | Contact Us 4 ©2018 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

NOVEMBER 29, 2018 / 1:30PM GMT, Q3 2018 Abercrombie & Fitch Co Earnings Call Secondly, the ongoing global rollout of our omnichannel capabilities is delivering results. The significant investments to date are paying off. During the third quarter, we saw digital sales momentum across both brands and geographies. The global DTC sales up 16% compared to last year. Importantly, we continue to leverage shipping cost on DTC sales, driven by our transformation efforts. The transition to mobile continues and is accounted for over 3 quarters of our digital traffic in the third quarter. Our highly rated apps are still our fastest-growing digital platform from both the traffic and sales perspective. Overall, we're currently on track to exceed $1 billion in digital sales this year. Our online and in-store shopping experiences are well integrated. We are already seeing strong uptake of purchase online, pickup in store, and order in-store, and it's rolled out globally, mirroring the successful rollout of similar capabilities in the U.S. back in 2016 and 2015, respectively. POPinS are now in stores across brands in 10 countries. It was also our first Black Friday with all our U.S. stores being equipped with handheld technology, allowing associates to better serve customers with mobile access to product availability and loyalty data and line busting capabilities. I am delighted with its positive impact on the customer experience. Our third initiative is focused on overall sourcing and supply chain efficiency, including how we assort and manage across channels and geographies. We are investing in capabilities for greater speed, agility and flexibility for the increased use of near-shoring strategic fabric platforming and cultivation of a robust and diverse supplier base across 17 countries. We're also focused on how we leverage data analytics throughout our supply chain to enhance our efficiency. One example of how we're doing this is the recent rollout of an improved size optimization tool. This allows us to better anticipate customer demands, as we buy and allocate inventory across stores. Lastly, as we continue to focus on effective customer engagement, our fourth initiative is the optimization of our marketing investments, including the global rollout of our loyalty program. Loyalty is a critical marketing investment is already delivering. With more than 23 million member accounts across both brands, it delivers valuable insights about a core of engaged customers who shop more often and spend more. We've recently introduced a new Club Cali VIP tier in Hollister with the aim of getting even closer to this group of loyal, higher-spending customers. In summary, building off a solid year-to-date performance, we remain on track to achieve our full year outlook, while making meaningful progress with our transformation efforts to support our long-term growth ambitions for iconic global brands. Now, I will turn the call over to Scott to take you through the details of our third quarter results and outlook. Scott D. Lipesky Abercrombie & Fitch Co. - Senior VP & CFO Thanks, Fran. As Fran detailed, our third quarter results reflect another quarter of progress. Going through our third quarter results in more detail. Net sales were $861 million, slightly higher than last year, reflecting positive comparable sales of 3% and adverse impacts from the calendar shift, resulting from the 53rd week in 2017, which impacted the top line by approximately $20 million or 2 percentage points; and adverse changes in foreign currency exchange rates of approximately $7 million or 1 percentage point. Q3's comp sales growth of 3% reflects positive comp sales of 4% for Hollister and 1% for Abercrombie. Our results were driven by a strong U.S. business, with positive U.S. comp sales for the quarter of 6%, on top of the prior year comp of 6%. The international business saw a sequential comp trend improvement versus the prior quarter with comp sales down 3%. The trend improvement was driven by a performance across the brands in Europe. Our direct-to-consumer business is performing strongly with solid growth across brands and geographies. For the quarter, total company DTC net sales were up 16% and represented approximately 28% of total sales compared to 24% last year. THOMSON REUTERS | Contact Us 5 ©2018 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

NOVEMBER 29, 2018 / 1:30PM GMT, Q3 2018 Abercrombie & Fitch Co Earnings Call Gross profit rate was 61.3%, flat to last year. On a constant currency basis, gross profit rate was down 40 basis points, driven by slightly higher average unit cost. Our year-to-date gross profit improvement on a constant currency basis is a key indicator of a healthier business. I'll now recap the rest of our results for the quarter compared to last year on an adjusted non-GAAP basis. Excluded from our third quarter adjusted operating results were pretax benefits related to certain legal matters of approximately $3 million compared to pretax legal charges and store asset impairment of approximately $15 million last year. Starting with expense. Adjusted operating expense, excluding other operating income, was up 1% to last year, better than our expectations coming into the quarter, primarily due to the timing of certain transformation investments. Our investments in marketing and our transformation initiatives continue to gain traction in driving customer engagement and efficiency in our business. Adjusted operating income for the quarter was $37 million, flat to last year, including benefits from foreign currency of approximately $4 million. The adjusted effective tax rate for the quarter was 31%, including tax charges of approximately $2 million related to a change in share-based compensation accounting standards that went into effect last year. Adjusted net income per diluted share improved to $0.33 compared to $0.30 last year. The year-over-year increase includes benefits from foreign currency of approximately $0.05 and adverse impacts from the calendar shift of approximately $0.05. Moving on to the balance sheet. We ended the quarter with $521 million in cash compared to $459 million last year, and $253 million in gross borrowings outstanding compared to $268 million last year. We ended the third quarter with inventory up slightly year-over-year, entering the fourth quarter with a clean inventory position and depth in key holiday categories. Looking forward, we expect inventory to be flat to up low single digits at the end of the fourth quarter. We continue to leverage our ongoing transformation initiatives to improve long-term inventory productivity. As Fran mentioned, we were pleased with our performance during Black Friday weekend and Cyber Monday. In light of this performance, we remain on track to achieve our full year 2018 outlook for sales growth, gross profit rate expansion and operating expense leverage. For the fourth quarter, we expect comp sales to be up low single digits and net sales to be down mid-single digits, with net sales reflecting the adverse impact from the calendar shift and loss of 2017's 53rd week as well as the adverse impact from foreign currency. The calendar shift and the loss of 2017's 53rd week is expected to adversely impact net sales in the fourth quarter compared to last year by approximately $60 million. We expect foreign currency to adversely impact net sales in the fourth quarter compared to last year by approximately $15 million. We expect the gross profit rate fourth quarter to be flat to up slightly compared to the 2017 rate of 58.4%. For the fourth quarter, operating expense, excluding other operating income, is expected to be down in the range of 1% to 2% from fiscal 2017 adjusted operating expense of $561 million, reflecting continued investments in marketing and our transformation initiatives, more than offset by reduced expenses due to the calendar shift and loss of 2017's 53rd week, changes in foreign currency rates and lower compensation expense. We expect other operating income, which fluctuates due to the changes in foreign currency exchange rates, to be approximately $2 million in the fourth quarter. Finally, for the fourth quarter, we expect the effective tax rate to be in the mid- to upper 20s. Moving on to capital allocation. We now expect capital expenditures for the full year to be approximately $145 million, up from our THOMSON REUTERS | Contact Us 6 ©2018 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

NOVEMBER 29, 2018 / 1:30PM GMT, Q3 2018 Abercrombie & Fitch Co Earnings Call previous range, as we accelerated investments in store infrastructure to modernize operations, improve connectivity and to support our digital selling platform and point-of-sale systems. Our CapEx plans for the year include approximately $90 million for store updates and new stores, and approximately $55 million for the continued rollout of omnichannel and CRM capabilities, including our loyalty programs and IT systems and tools. During the fiscal 2018 year-to-date period, we returned approximately $109 million to shareholders through share repurchases and dividends. A complete breakdown is provided on Slide 13 of the presentation. Turning to tariffs. We have seen only a minor direct impact from the China tariffs implemented to date. Similar to the rest of our peers, we continue to plan for potential tariffs on apparel. For context, in 2018, we currently anticipate approximately 25% of our goods to be imported into the U.S. from China. As we gain more clarity around potential apparel tariffs, we have a number of tools available to help mitigate the potential impacts, including continuing to leverage our diversified supplier base across 17 countries to shift additional production out of China to existing and potential new partners as necessary. Before I turn the call back to Fran, I would like to welcome Pam Quintiliano to the A&F team. Pam will be joining us next week as our Head of Investor Relations. Some of you may know Pam, as she comes to us with more than 20 years of experience in the investment community, most recently as Director of equity research at SunTrust Bank, covering specialty retail. Fran? Fran Horowitz Abercrombie & Fitch Co. - CEO & Director Thank you, Scott. We had another strong quarter of execution, and we're off to a solid start to the fourth quarter. We remain on track to deliver improved results this year, including top line growth, gross profit rate expansion and operating expense leverage for 2018. We continue to focus on transforming our operating model to deliver the best customer experience in a rapidly evolving retail environment. Lastly, I would like to thank all of our associates around the world for their passion and commitment, as we pursue our strategic transformation. Thank you. And with that, I'll hand it over to the operator to start the Q&A. QUESTIONS AND ANSWERS Operator (Operator Instructions) We'll take our first caller, Omar Saad with Evercore ISI. Omar Regis Saad Evercore ISI Institutional Equities, Research Division - Senior MD and Head of Softlines, Luxury & Department Stores Team Two quick questions. First of all, what gives you -- as you think about that low single-digit guidance for the fourth quarter, it sounds like you had a good start, so far. Are there other levers you have in hand that gives you confidence in that low single-digit guidance for the fourth quarter just given how much harder the compare, as you guys had such a great comp last year in the fourth quarter? And then I also wanted to ask about the reorganization around the brand presidencies. How do you think about why it makes sense to split -- to combine that function of Brand Presidents of Abercrombie and Hollister, especially given the positioning of those 2 brands has evolved and then kind of really try to have their own positioning separate from each other? Does it still make sense to consolidate the leadership for the top? Fran Horowitz Abercrombie & Fitch Co. - CEO & Director Omar, it's Fran. We'll start with you with the first question. So we feel like we are prepared to comp the comps, as we head into the fourth quarter. We obviously spent a lot of time in the stores, spent a lot of time out there during the holiday weekend, and we're seeing a healthy environment out there. Walking around the malls, seeing energy, seeing consumers ready to shop, seeing lines, the promo environment to us feels fairly competitive. It's always for the fourth quarter, but does feel consistent to last year. Specifically, our THOMSON REUTERS | Contact Us 7 ©2018 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

NOVEMBER 29, 2018 / 1:30PM GMT, Q3 2018 Abercrombie & Fitch Co Earnings Call inventories are clean. We had depth in the right categories. We have seen some good signs. Specifically, in our must win categories for the quarter, starting in the third quarter, had a nice strong outerwear performance. That growth is important, as we head into the fourth quarter. We've had positive results. We had a launch of the new line for Abercrombie called Ultra parkas and Ultra puffers. That's off to a strong solid start, and we've seen some of those in our -- as our bestsellers. Additionally, as the weather got cooler, we've seen nice reaction to things like fleece and faux fur, sherpa. Our marketing, to date, we're seeing strong performance in that as well. And all of that is in our -- is considered in our outlook for the fourth quarter and for the total year. Specifically, to your other question regarding the change in our reorganization, we are really building on stabilized foundations. Particularly excited that A&F just delivered its fourth positive comp in a row, and Kristin has really proved to be a brand builder. She gets extremely close to the customer. She will continue to oversee all product-facing teams with -- now with all brands. Her track record with Hollister and how that business has continued to grow, our eighth consecutive quarter there of positive comps. So we feel that -- very thankful to Stacia for the work that she did in helping us to stabilize Abercrombie and certainly build a strong assortment architecture. But today, moving forward, and being able to achieve our long-term ambitious goals for global business, we feel Kristin is the right person to do that. Omar Regis Saad Evercore ISI Institutional Equities, Research Division - Senior MD and Head of Softlines, Luxury & Department Stores Team And are there certain functions, Fran, that are going to remain at the brand level, distinct at the brand level? Or are there going to be a lot of consolidations in terms of the functionality? Fran Horowitz Abercrombie & Fitch Co. - CEO & Director The functions that we are consolidating will be, I guess, I would consider back operational. So for example, our planning and inventory management will now be under one lead. But all brands, all customer-facing functions will remain branded. Operator Next, we'll go to Mark Altschwager with Baird. Mark R. Altschwager Robert W. Baird & Co. Incorporated, Research Division - Senior Research Analyst First, just a quick follow-up on the reorganization you're just discussing. Just curious how that impacts, perhaps, your longer-term SG&A growth outlook. And then separately, regarding the successful renegotiations of leases, I think you mentioned in the release, I think you changed your closure plans for the year. Can you give us a sense of the profile of the stores that have seen the successful renegotiations? Are these lower-tier malls where you're entering some shorter-term leases? Or how many of these represent situations where the landlord is contributing to rightsizing initiatives for new A&F prototypes, for instance? Scott D. Lipesky Abercrombie & Fitch Co. - Senior VP & CFO Mark, It's Scott, I'll grab the first one quickly. No impact at our long-term SG&A outlook here. This is just to continue the evolution of our organization and how we're going to build the structure around the company, so no real change go forward. Joanne C. Crevoiserat Abercrombie & Fitch Co. - Executive VP & COO Yes. Mark, it's Joanne. I'll pick up the store closures. We've been very active and aggressively managing our fleet, as we've watched the customer shopping preference change over time. We've invested in our digital capabilities and our omnichannel capabilities. And we've managed our square footage, closing several stores, over 400 stores since 2010. We continue to have a lot of lease flexibility with 60% of our U.S. leases expiring by the end of 2020. That flexibility has allowed us to do a number of things. It allows us to continually evaluate our fleet. It does allow us to negotiate with landlords on stores that are maybe not performing or underperforming economically. We have had some successful negotiations. The changes that we announced today reflect both successful negotiations with landlords as well as improved performance of our fleet. We are very focused on driving productivity. And the tools that we have at our disposal include not just store closures, but rightsizes, to your point, and investments that we're making in improving the experience. And we've seen those investments pay off in terms of productivity. So our focus is really on driving productivity in our store fleet and improving the customer experience, and we've been successful at doing that over time. Operator (Operator Instructions) We'll take our next caller, Paul Lejuez with Citi. THOMSON REUTERS | Contact Us 8 ©2018 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

NOVEMBER 29, 2018 / 1:30PM GMT, Q3 2018 Abercrombie & Fitch Co Earnings Call Paul Lawrence Lejuez Citigroup Inc, Research Division - MD and Senior Analyst Can you maybe give us a sense of how each brand performed in the U.S. versus International? And I'm also curious about how gross margin came in relative to your expectations for each brand in the U.S. versus internationally. Scott D. Lipesky Abercrombie & Fitch Co. - Senior VP & CFO Yes, I'll kick it off here, Paul. On the brand performance in geography, we've mentioned that we were very pleased with our performance in the U.S. Total company, we had a 6% comp on top of the 6% comp last year. Hollister outperformed a little bit, which has been consistent with the trends, outperformed Abercrombie in the U.S. But both brands positive, so we continue to be pleased with that performance. Our gross margin, we haven't gotten into this by brand at this point. But in total, we were generally pleased with our performance at flat to last year. Actually, FX has flipped against us here in the back half. But as we look forward into Q4, we still have an outlook and projection of flat to up slightly. And for the full year, we still expect to deliver that outlook of flat to up slightly. Paul Lawrence Lejuez Citigroup Inc, Research Division - MD and Senior Analyst Got you. And then anything -- and you mentioned the strong start to holiday. Any color you can give on how promotions look over that quarter-to-date period? Fran Horowitz Abercrombie & Fitch Co. - CEO & Director We had a solid start to the fourth quarter. We did mention, both brands, that we had a record sales between Thanksgiving Thursday through Monday. We are seeing that the environment is still consistent -- competitive consistent to last year from a promotional activity perspective at this point in time. We go into each quarter with an opportunity to reduce promotions, but we also go in ready to compete. So as we see it today, the environment looks healthy. Our inventories are clean, and we're ready to compete for the fourth quarter. Operator Next question comes from the line of Tiffany Kanaga with Deutsche Bank. Tiffany Ann Kanaga Deutsche Bank AG, Research Division - Research Associate Given the 40 basis point decline in constant currency gross margin, would you dig into AUR and mark down rates in the quarter and how you're thinking about constant currency gross margin for the fourth quarter and into 2019, especially as freight is still a headwind? Scott D. Lipesky Abercrombie & Fitch Co. - Senior VP & CFO Yes. Looking at Q3, specifically, as you mentioned, down 40 and FX neutral, flat on a reported basis. The primary driver here was a slightly up AUC. That was driven mainly by mix and then also some of the transportation headwinds that you mentioned. So AUR was up slightly on mix also, but just not enough to cover that increase in cost. So there's no real call-out to talk about from an increased markdown perspective. As we think about Q4, again, the outlook is for flat to slightly up. And as we -- we haven't talked about 2019 yet, but we'll be sure to cover that at year-end call. Operator We'll next go to Brian Tunick with RBC. Kate Bridget Fitzsimons RBC Capital Markets, LLC, Research Division - Associate VP This is Kate on for Brian. I guess, first, if you could just dig in, in terms of what you're seeing in terms of tour sales in the U.S. and also internationally. And then also on the sequential improvement in the International business, could you just speak to any headway you're making in terms of appealing to that local customer, particularly in Europe? Scott D. Lipesky Abercrombie & Fitch Co. - Senior VP & CFO Okay. This is Scott. I'll kick it off with the U.S. tourism and then send it over to Fran for the international piece. In the U.S., as I mentioned a bit ago, we had a very strong U.S. business, a plus 6% comp on top of the 6% comp last year. The base U.S. business continues to more than offset some weakness that we see in tourism. We mentioned last quarter that we saw some softness in Florida on more the South THOMSON REUTERS | Contact Us 9 ©2018 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

NOVEMBER 29, 2018 / 1:30PM GMT, Q3 2018 Abercrombie & Fitch Co Earnings Call America customer. We have seen a little softness on the coast out of Europe. But again, we've been able to overcome that with the strong U.S. business. Given the geopolitical and currency environment, we expect this softness to continue in the U.S., and that's baked into our outlook for Q4. I'll hand it over to Fran. Fran Horowitz Abercrombie & Fitch Co. - CEO & Director Sure. Kate, so we did see sequential improvement actually in both brands. We saw that both from second quarter to third quarter as well as seeing it throughout the quarter, certainly as the weather even turns more seasonal towards the end of the third quarter. For Hollister, we are leveraging our local insight to adjust our assortment, making them more wear now. But we did see A&F also improve sequentially. There, we're focused on, as you know, really transitioning from our flags to local mall-based stores. We just opened our first European mall prototype, and we're off to a solid start in Trafford. But overall sort of big picture, our international penetration is still low. We see opportunity to grow, as stated in our investor day and our future plans. Operator Our next question comes from the line of Simeon Siegel with Nomura Instinet. Julie J. Kim Nomura Securities Co. Ltd., Research Division - Retail Analyst This is Julie Kim on for Simeon. Could you give more color on your thoughts around marketing spend as we wrap up the year as well as looking into next year, I mean, the return you're seeing, kind of where that spend is being allocated? Fran Horowitz Abercrombie & Fitch Co. - CEO & Director Julie, it's Fran. We have increased our marketing spend, as we head into fourth quarter. We're actually seeing nice results from our investments. We've done a lot of work on integrating all of our campaigns, as we refer to them as a real 360 in our business. Our integrated campaigns are paying off. We mentioned earlier today we had a strong back-to-school campaign for Hollister. We even won a Billboard Music Award for that. But what you see in our marketing is every channel that you go to, whether it's through our AwesomenessTV show, whether it's Instagram, in-stores or e-mails, it's very connected. In Abercrombie, as well, we just came off a strong integrated campaign, launching our new coat line for Abercrombie, the Ultra puffers and Ultra parkas. But I'll hand over the specifics then to Scott. Scott D. Lipesky Abercrombie & Fitch Co. - Senior VP & CFO Yes. Thanks. For all those reasons, we're going to continue to increase our investment as we move into Q4. That is baked into our OpEx outlook. And one quick add there is part of our transformation initiatives that we've been going through is really trying to understand the return and the effectiveness on our marketing. We've made great progress this year. So while we're increasing spend, we're also making sure the underlying spend that we have is more effective and giving us a great return. So again, that is baked into our Q4 outlook, and we will increase the spend. Operator Next question from the line of Janet Kloppenburg with JJK Research. Janet Joseph Kloppenburg JJK Research Associates, Inc. - President Fran, I was wondering if you could talk a little bit more about the international store performance progress that you saw in the third quarter and what the outlook is. And I was also wondering if you could talk a little bit about other operating expense pressures for next year. People are talking about further wage pressure, freight pressure, et cetera, and how that may impact your outlook for operating margin improvement next year. And just lastly, on the A&F brand, slower to turn than Hollister, and if you could talk about your outlook there and the opportunity for accelerated traction at A&F. Joanne C. Crevoiserat Abercrombie & Fitch Co. - Executive VP & COO Janet, it's Joanne. I'm going to jump in on the first one regarding the international store performance. As we mentioned, we did see sequential improvements in the international business, really driven by improvement in Europe across both brands. As Fran mentioned earlier, a couple of drivers there. One was certainly the weather change, as we moved through the third quarter, really helped lift some of our seasonal categories as we move through the third quarter, but we also made adjustments to our wear now assortments, and we saw the customer respond to those as well. We are very focused on getting closer to our customers in this market and taking the playbook THOMSON REUTERS | Contact Us 10 ©2018 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

NOVEMBER 29, 2018 / 1:30PM GMT, Q3 2018 Abercrombie & Fitch Co Earnings Call that has been so successful in the U.S. and moving it to our international markets. We're in the early stages of that right now. We've rolled out our loyalty programs internationally. We're getting our teams closer to the customer and beginning to execute more marketing initiatives in those markets, and we expect those to pay off. We see a lot of runway in the future. Our opening of our A&F store in Manchester shows some early promise. We see nice productivity there, but we also see building digital business around that store. So we know that there's some white space for us, particularly with the Abercrombie brand as we open in international markets. As it relates to OpEx pressure... Scott D. Lipesky Abercrombie & Fitch Co. - Senior VP & CFO Yes, I'll pick up the OpEx here, Janet. So consistent story here on wages and inflation. Throughout the year, we have seen wage inflation in our distribution centers, in our stores. Those increases have been reflected in our outlook and our actuals throughout the year. From a distribution center performance, we continue to be pleased that we're competitive in the markets that we're operating in and see no issues there. And then on the store side, mostly a part-time workforce here, we continue to see minimum wage inflation. We've seen this for years, and we expect to see this for years to come. So without getting into 2019 specifically and going back a little bit to our 2020 goals that we talked about in the investor day, this inflation has been baked in, and we don't see updates needed to that right now. Fran Horowitz Abercrombie & Fitch Co. - CEO & Director Janet, it's Fran. I'll take the third part of the question. We -- so we are pleased with the progress that we continue to make in A&F brand. Coming off our fourth positive comp in a row, we are still on a journey. We've talked about that before, but we are seeing really positive signs for the A&F brand. For example, our internal and external brand health metrics are up and trending positive on the year. We are making nice progress executing our playbook and very confident with Kristin moving into her new position, really getting us even closer to the customer and in charge of those product-facing teams that we will continue to move the brand forward. That is baked into our outlook, we think, for Q4. Operator (Operator Instructions) We'll next go to Susan Anderson with B. Riley FBR. Susan Kay Anderson B. Riley FBR, Inc., Research Division - Analyst I was wondering maybe if you could talk about the A&F brand. It's nice to continue -- to see that continued better performance there. Maybe if you could talk a little bit more now about what's working. It sounds like outerwear was strong, but maybe in the other categories. And then also, when -- as you look out the opportunity to maybe potentially even accelerate the comps and looking at the customer, any thoughts or data around are you starting to see new customers come into the brand? Fran Horowitz Abercrombie & Fitch Co. - CEO & Director It's Fran. So we are seeing good cross-channel traffic growth, which really is illustrated in our brand traction. We are off to seeing positive movement in our brand health. That's measured both internally and as well as externally. We're seeing nice strength in our core U.S. business. We did talk a bit about the outerwear. Our must win categories also continued to perform and has grown an importance as we move throughout the year. Another category would be fashion denim where we've seen a nice response to that category as well. We've launched our ambassador program. We've had a solid response to that as well. That's really helping us create, what we call, user-generated content that the customer is responding to. Additionally, our loyalty programs are growing. We have considerably more members in our program than we did last year for fourth quarter. So we are -- we're pleased with where we are and prepared to compete for the fourth quarter. Operator And we'll take our last question from David Buckley with Bank of America Merrill Lynch. David Buckley Hoping you could just discuss the traffic trends you saw for the quarter for stores. And then looking to 2019, what's your AUC outlook? Scott D. Lipesky Abercrombie & Fitch Co. - Senior VP & CFO This is Scott. I'll grab this one. Fran just mentioned, but we were pleased with our cross-channel traffic growth for both brands, remained positive for both brands. We view this as evidence that our growing loyalty base and improved marketing efforts are working. As we think THOMSON REUTERS | Contact Us 11 ©2018 Thomson Reuters. All rights reserved. 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NOVEMBER 29, 2018 / 1:30PM GMT, Q3 2018 Abercrombie & Fitch Co Earnings Call about the store traffic, we continue in the U.S. to outpace the mall, which, again, makes us feel that our efforts are working. In the end we're trying to balance that traffic growth with conversion in AUR to deliver profitable growth. And as we mentioned earlier, also, our OpEx outlook includes continued investment in marketing. And we feel that, that can help us continue this traffic trend into Q4. Too early to talk about 2019 at this point as we'll cover that on the end of the year call. Fran Horowitz Abercrombie & Fitch Co. - CEO & Director Thank you. We are pleased with our year-to-date performance and are excited about the holiday season. Coming up a solid start to the holiday weekend, our global team is excited and ready to compete in fourth quarter and ready to deliver top line growth, gross profit rate expansion and operating expense leverage in 2018. And I look forward to updating you on our progress at year-end. Thank you for your continued interest and support, and have a great day. Operator That does conclude today's conference. We thank everyone again for their participation. DISCLAIMER Thomson Reuters reserves the right to make changes to documents, content, or other information on this web site without obligation to notify any person of such changes. In the conference calls upon which Event Briefs are based, companies may make projections or other forward-looking statements regarding a variety of items. Such forward-looking statements are based upon current expectations and involve risks and uncertainties. Actual results may differ materially from those stated in any forward-looking statement based on a number of important factors and risks, which are more specifically identified in the companies' most recent SEC filings. Although the companies may indicate and believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate or incorrect and, therefore, there can be no assurance that the results contemplated in the forward-looking statements will be realized. THE INFORMATION CONTAINED IN EVENT BRIEFS REFLECTS THOMSON REUTERS'S SUBJECTIVE CONDENSED PARAPHRASE OF THE APPLICABLE COMPANY'S CONFERENCE CALL AND THERE MAY BE MATERIAL ERRORS, OMISSIONS, OR INACCURACIES IN THE REPORTING OF THE SUBSTANCE OF THE CONFERENCE CALLS. IN NO WAY DOES THOMSON REUTERS OR THE APPLICABLE COMPANY ASSUME ANY RESPONSIBILITY FOR ANY INVESTMENT OR OTHER DECISIONS MADE BASED UPON THE INFORMATION PROVIDED ON THIS WEB SITE OR IN ANY EVENT BRIEF. USERS ARE ADVISED TO REVIEW THE APPLICABLE COMPANY'S CONFERENCE CALL ITSELF AND THE APPLICABLE COMPANY'S SEC FILINGS BEFORE MAKING ANY INVESTMENT OR OTHER DECISIONS. ©2018 Thomson Reuters. All Rights Reserved. THOMSON REUTERS | Contact Us 12 ©2018 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.